Exhibit 99.1

Onity Group Inc. OLIT 2024-HB2 Due Diligence Review

August 28, 2024

This document is protected under the copyright laws of the United States and other countries as an unpublished work. This document contains information that is proprietary and confidential to American Mortgage Consultants, Inc. or its technical alliance partners, which shall not be disclosed outside or duplicated, used, or disclosed in whole or in part for any purpose other than to evaluate American Mortgage Consultants, Inc. Any use or disclosure in whole or in part of this information without the express written permission of American Mortgage Consultants, Inc. is prohibited.

© 2024 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.

Onity Group Inc., OLIT2024-HB2 Due Diligence

Review Results

Summary

AMC Diligence, LLC (“AMC”) reviewed a population of 1,106 (the “Original Securitization Population”) Home Equity Conversion Mortgage loans (“HECMs” or the “Mortgage Assets,” as applicable) owned by (or to be acquired by Onity Group Inc. (“Onity” or “Client”). The HECM portfolio was at the time of review serviced or sub-serviced by PHH Mortgage Corporation (PHH). The securitization review included review of data, documentation and images provided by the sub-servicer, validation of key servicing system data, and confirmation of FHA Mortgage Insurance, as of June 30, 2024 (referred to as the “Cut-off Date”). Due diligence also included current owner title searches retrieved by AMC. The procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

The original sample selection of PHH serviced or sub-serviced Mortgage Assets was grossed up by 35% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. The original sample selection was reduced, at the request of Onity, from 1,106 Mortgage Assets to 1,078 Mortgage Assets after sample selections were made and due diligence commenced. The “Final Securitization Population” is 1,078 Mortgage Assets. The final sample size for the data integrity reviews, is 379 Mortgage Assets. The removals of Mortgage Assets from the original securitization population may have altered the statistical significance of a sample because a portion of the sampled Mortgage Assets were not included in the Final Securitization Population. Exceptions identified within the procedures below reflect Mortgage Assets remaining in the Final Securitization Population as of the date of this report.

Procedures

Based upon the samples from the PHH Serviced or Sub-serviced Mortgage Assets, obtain a data tape from Onity Group Inc., identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 135% to include a 35% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in the sub-servicer’s servicing system of record agree to the data tape.
•	MIP Rate
•	Current UPB
•	Current Interest Rate
•	Loan Status
•	Borrower 1 First Name
•	Borrower 1 Last Name
•	Borrower 1 DOB
•	Borrower 2 First Name
•	Borrower 2 Last Name
•	Borrower 2 DOB
•	Current Life Expectancy Set-Aside Amount
•	Property City
•	Property State
•	Property Zip
•	Property Unit Count
•	Property Type
•	Marketable Title Date

MIP Rate

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From a sample of 379 Mortgage Assets, AMC reviewed servicing system screen shots or the servicing system and compared the MIP Rate represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Current UPB

From a sample of 379 Mortgage Assets, AMC reviewed servicing system screen shots or the servicing system and compared the current UPB represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Current Interest Rate

From a sample of 379 Mortgage Assets, AMC reviewed servicing system screen shots or the servicing system and compared the Current Interest Rate represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Loan Status

From a sample of 379 Mortgage Assets, AMC reviewed the servicing system screen shots or the servicing system and compared the Loan Status represented in the screenshot or servicing system as of the Cut-off Date to the value represented in the data tape. AMC identified ten (10) exceptions that was due to data discrepancies between the tape data and the data reflected in the servicing system.

Borrower 1 First Name

From a sample of 379 Mortgage Assets, AMC reviewed servicing system screen shots or the servicing system and compared the Borrower 1 First Name represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Borrower 1 Last Name

From a sample of 379 Mortgage Assets, AMC reviewed servicing system screen shots or the servicing system and compared the Borrower 1 Last Name represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Borrower 1 DOB

From a sample of 379 Mortgage Assets, AMC reviewed servicing system screen shots or the servicing system and compared the Borrower 1 Date of Birth (“DOB”) represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Borrower 2 First Name

From a sample of 379 Mortgage Assets, AMC identified 136 Mortgage Assets with a co-borrower. AMC reviewed servicing system screen shots or the servicing system for the 136 Mortgage Assets and compared the Borrower 2 First Name represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Borrower 2 Last Name

From a sample of 379 Mortgage Assets, AMC identified 136 Mortgage Assets with a co-borrower. AMC reviewed servicing system screen shots or the servicing system for the 136 Mortgage Assets and compared the Borrower 2 Last Name represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Borrower 2 DOB

From a sample of 379 Mortgage Assets, AMC identified 136 Mortgage Assets with a co-borrower. AMC reviewed servicing system screen shots or the servicing system for the 136 Mortgage Assets and compared the Borrower 2 Date of Birth (“DOB”) represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Current Life Expectancy Set-Aside Amount (LESA)

From a sample of 379 Mortgage Assets, AMC identified two (2) Mortgage Assets with a Life Expectancy Set-Aside Amount. There were no exceptions noted.

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Property City

From a sample of 379 Mortgage Assets, AMC reviewed servicing system screen shots or the servicing system and compared the Property City represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Property State

From a sample of 379 Mortgage Assets, AMC reviewed servicing system screen shots or the servicing system and compared the Property State represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Property Zip

From a sample of 379 Mortgage Assets, AMC reviewed servicing system screen shots or the servicing system and compared the Property Zip represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Property Unit Count

From a sample of 379 Mortgage Assets, AMC reviewed servicing system screen shots or the servicing system and compared the Property Unit Count represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tap. There were no exceptions noted.

Property Type

From a sample of 379 Mortgage Assets, AMC reviewed servicing system screen shots or the servicing system and compared the Property Type represented in the screen shot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

Marketable Title Date

From a sample of 379 Mortgage Assets, AMC identified fourteen (14) Mortgage Assets with marketable title dates. AMC reviewed servicing system screenshots or the servicing system for the fourteen (14) Mortgage Assets and compared the marketable title date represented in the screenshot or servicing system as of the Cut-off Date to the value represented in the data tape. There were no exceptions noted.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape.
•	Maximum Claim Amount
•	Original Note Rate
•	Margin (for adjustable-rate loans)
•	Index (for adjustable-rate loans)
•	Debenture Interest Rate
•	Closing Date
•	FHA Case Number
•	Called Due Date (inactive loans only)
•	UPB at Called Due Date (inactive loans only)
•	Foreclosure First Legal Date (inactive loans only)

Maximum Claim Amount

From a sample of 379 Mortgage Assets, AMC reviewed HERMIT screen shots from the sub-servicer and compared the Max Claim Amount represented in the screen shot to the data tape provided by Onity Group Inc. No exceptions were identified.

Original Note Rate

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From a sample of 379 Mortgage Assets, AMC reviewed the original Note provided by Onity Group Inc. AMC compared the Note Rate represented in the Note to the Note Rate on the data tape provided by Onity Group Inc. No exceptions were identified.

Margin (for adjustable-rate Mortgage Assets)

From a sample of 379 Mortgage Assets, AMC identified 229 Mortgage Assets with adjustable-rate features. AMC reviewed the Original Note provided by Onity Group Inc. for the Mortgage Assets. AMC compared the Margin represented in the Note to the Margin represented in the tape data provided by Onity Group Inc. No exceptions were identified.

Index (for adjustable-rate Mortgage Assets)

From a sample of 379 Mortgage Assets, AMC identified 229 Mortgage Assets with adjustable-rate features. AMC reviewed the Original Note provided by Onity Group Inc. for the Mortgage Assets. AMC compared the Index represented in the Note to the Index represented in the tape data provided by Onity Group Inc. AMC identified one hundred and eighty-one (181) exceptions. All 181 exceptions were due to data discrepancies between the data tape and the Original Note. All 181 exceptions were confirmed to be a result of the Federal Reserve adopted LIBOR to SOFR transition, effective June 2023. AMC confirmed LIBOR was the represented index for all 181 loans in the Original Note provided Onity Group Inc. AMC did not validate the index conversion completed by Onity Group Inc.

Debenture Interest Rate

From a sample of 379 HECMs, AMC identified 205 HECMs with a Called Due Date in the data tape. AMC reviewed HERMIT screen shots from the applicable servicer to verify the Called Due Date and looked up the corresponding Debenture Interest Rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the tape data. AMC noted one (1) exception. The exception was due to a variance in methodology for the Debenture rate calculation. There were no other exceptions noted.

Closing Date

From a sample of 379 Mortgage Assets, AMC reviewed HERMIT screen shots or HUD settlement documents from the sub-servicer to determine the closing date recognized by HUD and compared the date to the tape data. AMC compared the Closing Date to the tape data. No exceptions were identified.

FHA Case Number

From a sample of 379 Mortgage Assets, AMC reviewed HERMIT screen shots from the sub-servicer and compared the FHA Case Number represented in the screen shot to the data tape provided by Onity Group Inc. AMC compared the FHA Case Number to the tape data. No exceptions were identified.

Called Due Date

From a sample of 379 Mortgage Assets, AMC identified 205 Mortgage Assets with a Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date and compared the dates to the Called Due Date listed in the data tape provided by Onity Group Inc. AMC noted three (3) exceptions. The three (3) exceptions were due to data discrepancies between the tape data and the screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee. No other exceptions were noted.

UPB at Called Due Date

From a sample of 379 Mortgage Assets, AMC identified 205 Mortgage Assets with a UPB at Called Due Date in the data tape.  AMC reviewed a screen of the sub-servicer’s system representing the HECM balance history and compared the UPB at the time of the Called Due Date represented in the servicing system to the value represented in the data tape.  AMC noted five (5) exceptions. AMC identified four (4) exceptions that were due to data discrepancies between the tape data and the data reflected in the servicing system. AMC identified one (1) exception that was due to missing documents as the servicing system did not contain the data needed for review. No other exceptions were noted.

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Foreclosure First Legal Date

From a sample of 379 Mortgage Assets, AMC identified 171 Mortgage Assets with a Foreclosure First Legal Date. AMC reviewed imaged copies of foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action for each of those 171 Mortgage Assets and compared the Foreclosure First Legal Date found therein to the Foreclosure First Legal Date represented in the data tape. AMC identified two (2) exceptions. AMC identified one (1) exception was due to a data discrepancy between the tape data and the document of record provided by Onity Group Inc. AMC identified one (1) exception was due to missing documents from the sub-servicer’s system. No other exceptions were noted.

Obtain and review FHA reporting from Onity Group Inc. and determine that all Mortgage Assets have FHA insurance coverage.

AMC evaluated FHA coverage on all 1,078 assets in the Final Securitization Population. AMC identified eight (8) loans that had terminated FHA insurance coverage.

Based upon the Original Securitization Population, obtain a list of Mortgage Assets in due and payable status, and select a statistical sample of Mortgage Assets at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 135% to include a 35% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by Onity Group Inc.

From a sample of 379 Mortgage Assets in the Final Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file and the borrower was sixty-two (62) years of age or older at the time of closing. AMC identified one hundred and forty seven (147) exceptions. All one hundred and forty seven (147) exceptions were due to missing documentation. At Onity Group Inc.’s request, a social security number search was run by LexisNexis to verify the primary borrower’s birthdate. All one hundred and forty seven (147) of the HECMs with exceptions identified had dates of birth and loan eligibility subsequently confirmed through the search. No additional exceptions were identified.

Based upon the Original Securitization Population, obtain the most recent valuations report including date of valuation, type, and amount, and select a statistical sample of Mortgage Assets at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 135% to include a 35% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

AMC selected and reviewed 376 of the most recent appraisals or BPOs found in the Final Securitization Population validating the date and amount from the imaged appraisal or BPO to the servicing system data. AMC identified forty (40) exceptions due to data discrepancies between the tape data and the valuation product provided from the sub-servicer. No other exceptions were noted.

AMC did not review the appraisal to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

Based upon the Original Securitization population, obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 135% to include a 35% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:

From such sample, select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.

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AMC identified 314 Mortgage Assets within the sample selection with property preservation advances. AMC randomly selected a single property preservation transaction from the 314 Mortgage Assets. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by Onity Group Inc. AMC identified thirteen (13) exceptions. All thirteen (13) exceptions were due to fees being outside of the allowable limit. No other exceptions were noted.

From such sample, select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 296 Mortgage Assets within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from each of those Mortgage Assets, requested relevant invoice support from Onity Group Inc. verified that the amount and coding of the disbursement is accurately represented in the servicing system. AMC identified two (2) exceptions. The two (2) exceptions were due to no documentation being provided to support the advance. There were no other exceptions noted.

From such sample, select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 324 Mortgage Assets within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from each of those Mortgage Assets, requested relevant invoice support from Onity Group Inc. and verified that the amount and coding of the disbursement is accurately represented in the servicing system. No exceptions were identified.

title results

As requested by the Client, a title review was included in AMC’s scope of review on 870 Mortgage Assets out of the 1,078 Mortgage Assets in the Final Securitization Population. All 870 Mortgage Assets received a title review utilizing a current owner’s title search and supporting materials provided by Client. Two hundred eight (208) loans did not have a title review completed.

To facilitate the title review on 870 Mortgage Assets, the Client provided AMC with identifying data on the Final Securitization Population. Data provided by the Client, included HECM and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these Mortgage Assets through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on Schedule B of the applicable title policies.

SUMMARY (870 Mortgage Assets)

As part of the due diligence services, the Client provided AMC with identifying data on 870 Mortgage Assets in the Securitization Population.  There were one hundred nineteen (119) Mortgage Assets that were determined to have critical findings based on the scope of reviews set forth herein. Two hundred eight (208) loans did not have a title review completed. The results of the review were provided to Onity Group Inc.

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